SUPPLEMENT
                    DATED OCTOBER 15, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST

The second paragraph in the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted in its entirety and replaced with the following for the JNL/Alger Growth Fund:

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger, who founded Alger Management, has served as Chairman of the Board since 1964 and co-managed the portfolios prior to 1995. Dan C. Chung is responsible for the day-to-day management of portfolio investments and has served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager from 2000, and as Chief Investment Officer since September 2001 to September 2003. Mr. Chung was named President of Alger Management in September 2003.


This Supplement is dated October 15, 2004.



(To be used with  VC3656  Rev.  05/04,  VC3657 Rev.  05/04,  VC3723  Rev.  5/04,
NV3174CE Rev. 05/04,  VC5825 Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev. 10/04,
NV4224 Rev.  10/04,  VC5526 Rev.  05/04,  NV5825 Rev. 5/04,  NV5526 Rev.  05/04,
FVC4224FT Rev. 10/04, HR105 Rev. 05/04, and VC2440 Rev. 05/04.)

                                                                    V5886 10/04